EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement (Nos. 333-135230, 333-36764, 333-70745) on Form S-8 of Oneida Financial Corp. of our
report dated March 24, 2009, incorporated by reference in this Annual Report on Form 10-K of Oneida Financial Corp. for the year ended December 31, 2008.

                                                    /s/ Crowe Horwath LLP

                                                    Crowe Horwath LLP

Livingston, New Jersey
March 24, 2009